Exhibit 99.2 NASDAQ: IBTX Earnings Presentation July 28, 2020

Safe Harbor Statement This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s current expectations and assumptions regarding IBTX’s business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect IBTX’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others, risks relating to the coronavirus (COVID-19) pandemic and its effect on U.S. and world financial markets, potential regulatory actions, changes in consumer behaviors and impacts on and modifications to the operations and business of IBTX relating thereto, and the business, economic and political conditions in the markets in which IBTX operates. Except to the extent required by applicable law or regulation, IBTX disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2019, its Quarterly Report on Form 10-Q for the period ended March 31, 2020, and its other filings with the Securities and Exchange Commission. NASDAQ: IBTX 2

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 40 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 37 years in the financial services industry; 31 years at Independent Bank • Active in community banking since the early 1980s Michelle S. Hickox Executive Vice President, Chief Financial Officer • 30 years in the financial services industry; 8 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant NASDAQ: IBTX 3

2020 Q2 Results GAAP Adjusted1 For the quarter ended June 30, 2020, the Company reported: $0.90 $1.14 EPS Adj. EPS – Net income of $38.7 million, or $0.90 per diluted share and adjusted (non-GAAP) net income of $49.1 million, $38.7 Million $49.1 Million or $1.14 per diluted share Net Income Adj. Net Income – Significant deposit growth of 28.3%, annualized, 51.94% 41.71% excluding PPP deposits Efficiency Ratio Adj. Eff. Ratio – Nonperforming assets continue to be minimal at 0.17% 28.3% Deposit Growth of total assets (excluding PPP) – Added an additional $23.1 million to the allowance for 0.17% loan losses to provide for economic risk NPAs/Total Assets (excluding PPP & warehouse) 1Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 4

2020 Q2 Selected Financials

$ in thousands, except per share data

	As of and for the Quarter Ended				
Selected Balance Sheet Data	June 30, 2020	March 31, 2020	June 30, 2019	Linked Quarter Change	Annual Change
Total Assets	$ 16,986,025	$ 15,573,868	$ 14,708,922	9.1 %	15.5 %
LHFI, Excluding Mortgage Warehouse Loans[1]	11,690,356	11,020,920	10,784,041	6.1 %	8.4 %
Mortgage Warehouse Loans	903,630	796,609	453,492	13.4 %	99.3 %
Total Deposits	13,299,035	11,882,766	11,530,587	11.9 %	15.3 %
Total Borrowings (Other Than Junior Subordinated Debentures)	1,116,462	1,152,860	792,534	(3.2)%	40.9 %
Total Stockholders' Equity	2,424,960	2,386,285	2,249,342	1.6 %	7.8 %
Selected Earnings and Profitability Data					
Net Interest Income	$ 128,372	$ 123,241	$ 129,643	4.2 %	(1.0)%
Net Interest Margin	3.51 %	3.76 %	4.11 %	(6.6)%	(14.6)%
Adjusted Net Interest Margin[2]	3.50 %	3.73 %	4.03 %	(6.2)%	(13.2)%
Noninterest Income	$ 25,375	$ 14,511	$ 16,199	74.9 %	56.6 %
Noninterest Expense	83,030	74,368	77,978	11.6 %	6.5 %
Net Income	38,693	44,167	49,736	(12.4)%	(22.2)%
Adjusted Net Income[3]	49,076	43,354	52,928	13.2 %	(7.3)%
Basic EPS	0.90	1.03	1.15	(12.6)%	(21.7)%
Adjusted Basic EPS[3]	1.14	1.01	1.22	12.9 %	(6.6)%
Diluted EPS	0.90	1.03	1.15	(12.6)%	(21.7)%
Adjusted Diluted EPS[3]	1.14	1.01	1.22	12.9 %	(6.6)%
Return on Average Assets	0.94 %	1.19 %	1.39 %	(21.0)%	(32.4)%
Adjusted Return on Average Assets[3]	1.20 %	1.17 %	1.47 %	2.6 %	(18.4)%

[1]LHFI includes SBA PPP loans of $823,289 at June 30, 2020.
[2]Adjusted net interest margin, excludes unexpected income recognized on credit impaired acquired loans of $354, $982, and $2,695 respectively.
[3]Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics.

INDEPENDENT BANK GROUP NASDAQ: IBTX

5

Tangible Book Value, EPS and Adjusted EPS Trends (Diluted) $31.05 $30.08 $28.99 $28.99 $27.44 $27.89 $26.66 $23.76 $21.19 $5.08 $4.47 $17.85 $4.46 $3.45 $4.33 $3.04 $2.36 $2.88 $2.97 $2.21 $1.22 $1.35 $1.32 $1.01 $1.14 $1.30 $1.15 $1.17 $1.03 $0.90 2015 2016 2017 2018 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Year Ending Quarter Ending Tangible Book Value (2) EPS (1) Adjusted EPS (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. NASDAQ: IBTX (2) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 6 6

Adjusted Efficiency Ratio Trends (1) $499.6 $126.9 $128.0 $ in Millions $322.5 $272.7 $70.9 $261.4 $65.2 $189.4 $157.6 47.39% 41.71% 51.46% 50.47% 45.95% $20.7 $15.9 $35.9 $41.5 $65.9 $12.9 $3.2 $3.2 $4.6 $5.7 2017 2018 2019 Q2 2019 Q2 2020 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. NASDAQ: IBTX 7 7

Loan Portfolio Growth Total Loans by Year and Current Annual Trend ($ in Millions) (1) 2017 - 2019 CAGR 33.8% 11.7% Increase $12,667 $11,652 $11,344 $7,921 $6,513 2017 2018 2019 Q2 2019 Q2 2020 Year Ending Quarter Ending Organic Impact of Acquisitions PPP Loans (1) Includes loans held for sale NASDAQ: IBTX 8 8

Loan Portfolio Overview $11,690 Million LOAN COMPOSITION (6/30/2020) LHFI 2 Construction & 6/30/2020 Development 10.8% $904 Million Owner Occupied Mortgage Warehouse Agricultural CRE 6/30/2020 0.8% 29.7% 0.23% NPLs/LHFI 6/30/2020 CRE C&I 45.9% Non-Owner 0.05% 27.0% Occupied CRE NCOs/Avg. Loans 70.3% 2020 Q2 Annualized 300.95% Allowance/NPLs Consumer 6/30/2020 0.4% 2LHFI excludes mortgage 1-4 Family warehouse purchase loans. Construction 2.9% 1-4 Family 12.2% North Texas Colorado 43.4% 4.88% 24.8% LOANS BY REGION (6/30/2020) 2020 YTD Adjusted Loan Yield1 1Adjusted (non-GAAP) metric. Excludes $1.3 Houston million of unexpected income recognized on Central credit impaired acquired loans. 20.2% Texas 11.6% NASDAQ: IBTX 9

Construction & Development C&D PORTFOLIO $1.7 Billion LOANS > $500 THOUSAND (6/30/2020) C&D Portfolio Size 107% C&D / Bank Regulatory Capital 6/30/2020 Land/Land Developement 19.0% 96.5% CRE Loans in IBTX Markets Construction CRE CONSTRUCTION PORTFOLIO (Loans > $500 thousand) LOANS > $500 THOUSAND 65.0% (Texas and Colorado) (6/30/2020) SFR Million Construction $2.3 16.0% Average Loan Size Healthcare (Loans > $500 thousand) 8.9% 629 Misc. CRE C&D Loans 25.8% (Loans > $500 thousand) Multifamily 15.0% 36.7% Owner Occupied C&D Loans Hotel/Motel (Loans > $500 thousand) 9.5% Retail 20.4% Office 16.9% Industrial 3.5% NASDAQ: IBTX 10

Commercial Real Estate CRE COMPOSITION (6/30/2020) $5.8 Billion CRE Loans 6/30/2020 Multifamily 6.9% 358% CRE / Regulatory Bank Capital 6/30/2020 Mixed Use (Non-Retail) 1.9% Office and Office Warehouse 25.7% $20.9 Million Miscellaneous 6.5% Largest CRE Loan Size 6/30/2020 $1.2 Million Restaurant 3.0% Average CRE Loan Size 6/30/2020 Mini Storage 2.8% Retail 25.1% 29.7% Convenience Store 2.6% Owner Occupied 6/30/2020 Church 2.1% Healthcare 6.4% Daycare/School 2.5% Industrial 8.4% Hotel/Motel 6.1% NASDAQ: IBTX 11

Retail CRE RETAIL CRE & C&D COMPOSITION Billion LOANS > $500 THOUSAND $1.7 6/30/2020 Retail Loan Portfolio Size 6/30/2020 $19.6 Million Big Box Mixed Use Largest Retail Loan 1.8% 10.1% 6/30/2020 981 Total Retail Loans Free Standing / 6/30/2020 Single Tenant 16.5% 94.7% Loans in IBTX Markets (Texas and Colorado) Strip Center 71.6% $1.7 Million Average Loan Size 6/30/2020 62 Number of Loans >$5m 6/30/2020 $8.4 Million Avg. Size of Loans >$5m 54% 1.68x 6/30/2020 Weighted Average LTV Weighted Average DSCR Pre-Pandemic Pre-Pandemic NASDAQ: IBTX 12

Office CRE Office CRE COMPOSITION 6/30/2020 $1.7 Billion Office/Warehouse Total Office CRE Owner Occupied 6/30/2020 13% $20.0 Million Largest Office Loan 6/30/2020 $1.0 Million Average Loan Size 6/30/2020 Office Non-Owner Occupied Office/Warehouse 45% 33% Non-Owner Occupied Owner Occupied 22% 6/30/2020 35% Office Owner Office/Warehouse Occupied 6/30/2020 20% NASDAQ: IBTX 13

Hotel & Motel $441.5 Million Hotel & Motel Loan Portfolio Size – We maintain a granular book of hotel loans in our markets, the majority of 6/30/2020 which are branded, limited/select service properties in our core markets across Texas and Colorado. $5.5 Million Average Loan Size 6/30/2020 – We have very limited exposure to those segments of the hotel industry that have been most impacted by the COVID-19 pandemic (i.e. resort and conference hotels). 57.3% Average LTV 6/30/2020 – While we anticipate many of our hotel borrowers to need additional time to recover from pandemic-related economic dislocation, we remain encouraged 1.78x by the early signs of recovery in occupancy rates. Weighted Average DSCR pre-COVID Hotel Loans by Type Hotel Loans by Property Hotel Loans by Product Location Type 79.4% 14.3% 40.1% 8.3% 77.4% 20.6% 9.0% 50.9% Full Service Brand CRE Limited/Selected Service Brand Construction & Development Texas Colorado Other Boutique/Independent NASDAQ: IBTX 14

Energy Lending $207.4 Million Size of Energy Portfolio – We have a small, conservatively-underwritten energy 6/30/2020 book that is mostly of recent vintage. 89.9% / 10.1% – Energy assets are well-diversified by basin across the E&P Loans / Services Loans United States. 6/30/2020 6.8% Energy by Type Energy Reserve / Energy Loans 6/30/2020 $ in millions 1.8% Energy Loans / Total LHFI 6/30/2020 $186.4 $21.0 E&P Services NASDAQ: IBTX 15

COVID-19 Loan Modifications

- Approximately **6% of loans remain in deferral** and/or have not yet resumed making payments.
- Cumulative total of **9% of loans received a modification** since the beginning of the pandemic. As a relationship bank, the company has opted to provide borrowers certain accommodations on an individualized, case-by-case basis.
  - 80% of these loans received a full payment deferral.
  - 20% received an interest-only modification.
- Of loans that received a full payment deferral, **56% have resumed payment** since the deferral was granted.
- **Deferral requests peaked in April**, and have subsequently declined through May and June.

6%
Loans on Deferral and/or Have Not Yet Resumed Payments

9%
Loans Received Modification Since the COVID-19 Pandemic Began

80% / 20%
Full Payment Deferral / Interest Only

56%
Full Deferral Loans That Resumed Payment

3 Months
Average Length of Loan Modification

Deferrals by Type Data as of 7/15/2020	% of Type Ever Received Relief During Pandemic	% of Type Made at Least One Payment Since Deferral Granted	**% of Type Still Deferred and/or Has Not Resumed Payment**
All CRE Loans	17%	7%	**10%**
Retail Loans	32%	11%	**21%**
C&I Loans	10%	5%	**5%**
Mortgage Loans	5%	2%	**3%**

Deferrals Granted


March
April
May
June

INDEPENDENT BANK GROUP
NASDAQ: IBTX
16

Historically Strong Credit Culture NPLs / Loans 2 NCOs / Average Loans 1 2.67% 2.67% 4.41% 4.15% 4.11% 3.36% 3.43% 3.03% 1.64% 2.91% 2.67% 1.22% 2.38% 2.25% 1.05% 1.13% 1.71% 1.57% 1.89% 1.83% 1.62% 1.31% 0.74% 1.50% 1.49% 1.50% 1.12% 0.70% 1.04% 1.01% 0.54% 0.49% 0.46% 0.48% 0.46% 0.48% 1.14% 0.43% 0.31% 0.91% 0.39% 0.28% 0.81% 0.19% 0.16% 0.18% 0.18% 0.17% 0.68% 0.62% 0.63% 0.31% 0.10% 0.53% 0.21% 0.37% 0.39% 0.32% 0.11% 0.09% 0.12% 0.24% 0.24% 0.23% 0.06% 0.06% 0.07% 0.05% 0.16% 0.03% 0.02% 0.01% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q2 YTD IBTX U.S. Average Texas Average IBTX U.S. Average Texas Average 1 2020 YTD numbers are annualized. 2 Excludes mortgage warehouse purchase loans. NASDAQ: IBTX Note: Financial data as of and for the quarter ended March 31, 2020 for peer data and for the three months ended June 30, 17 2020 for IBTX. Source: S&P Global Market Intelligence.

Provision & Charge-offs $23,121 $ in Thousands $14,805 $8,146 $5,861 $9,860 $8,381 $8,265 $5,233 $4,460 $4,739 $1,439 $1,469 $1,609 $454 $169 $595 2017 2018 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Year Ending Quarter Ending Provision expense Net charge-offs NASDAQ: IBTX 18 18

Loan Loss Coverage


IBTX Allowance For Credit Losses
as of 6/30/2020
Illustrative Retrospective Impact of CECL Adoption
~$58 Million
$22 Million
$80.1 Million
0.68% of LHFI
(Mortgage Warehouse)
$80.1 Million
6/30/2020 ALLL
As of 6/30/2020
Estimated Retrospective Adoption of CECL
Loan Loss Reserve
PCD Credit Mark
Est. CECL Day 1 Impact

- IBTX deferred CECL adoption as provided under the CARES Act until the earlier of December 31, 2020, or the termination of the President's national emergency declaration, with a retrospective effective date of January 1, 2020.
- Current anticipated "Day One", January 1, 2020, impact from the adoption of CECL is estimated to boost reserves to approximately 1.37% of loans held for investment (excluding PPP and mortgage warehouse):

~$160 Million
~1.37% of LHFI
(Excluding PPP & Mortgage Warehouse)

- This illustration excludes additional provision expense to be taken in future 2020 quarters and any changes to PCD credit marks.

INDEPENDENT BANK GROUP
NASDAQ: IBTX
19

Deposit Mix & Pricing DEPOSIT MIX DEPOSIT GROWTH VS. 6/30/2020 AVERAGE RATE $13,299 $11,941 IRAs 0.6% Noninterest-Bearing Demand CDs > $100k 30.0% 6.1% 1.08% CDs < $100k $7,738 1.9% Brokered $6,633 0.83% CDs 0.76% 0.4% Money Market 18.2% Interest-Bearing Checking 26.8% 0.46% Public Funds 11.3% 2017 2018 2019 Q2 2020 Savings 4.7% Period Ending Deposits Average YTD Rate (1) 2020 YTD Average Rate for Interest-bearing deposits: 1.05% (1) Average rate for total deposits NASDAQ: IBTX 20 20

Securities Portfolio As of June 30, 2020: Our investment portfolio consists of a diversified mix of liquid, low-risk securities designed to help augment the bank’s liquidity position and 2.6% manage interest rate risk toward our target “net neutral” position. Yield 3.71 Duration INVESTMENT PORTFOLIO COMPOSITION 6/30/2020 U.S. Treasury 6.2% Securities of Total Assets 4.8% CRA $1.0 Billion 0.1% Agency Portfolio Size Securities Corporates 14.9% 1.0% Taxable Municipals 2.4% Mortgage-Backed Securities Tax-Exempt 43.5% Municipals 33.4% NASDAQ: IBTX 21

Capital Consolidated Capital Ratios as of 6/30/2020 12.44% 10.60% 10.17% 10.00% 8.94% 8.41% 8.00% 6.50% 5.00% TCE Ratio (1) Tier 1 Leverage Ratio CET1 Ratio Tier 1 Ratio Total Capital Ratio Minimum Required to Be Considered Well Capitalized Under Basel III NASDAQ: IBTX (1) Adjusted (non-GAAP) metrics. See Appendix for reconciliation to the closest applicable GAAP metrics. 22

APPENDIX

Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Quarterly Periods

($ in thousands except per share data)		June 30, 2020	March 31, 2020	June 30, 2019
		As of and for the Quarter Ended		
Net Interest Income - Reported	(a)	$128,372	$123,241	$129,643
Unexpected income recognized on credit impaired acquired loans		(354)	(982)	(2,695)
Adjusted Net Interest Income	(b)	128,018	122,259	126,948
Provision Expense - Reported	(c)	23,121	8,381	4,739
Noninterest Income - Reported	(d)	25,375	14,511	16,199
(Gain) loss on sale of loans		(689)	42	—
Gain on sale of other real estate		(12)	(25)	(312)
Gain on sale of securities available for sale		(26)	(356)	(20)
(Gain) loss on sale and disposal of premises and equipment		(340)	63	279
Recoveries on loans charged off prior to acquisition		(3,640)	(84)	(258)
Adjusted Noninterest Income	(e)	20,668	14,151	15,888
Noninterest Expense - Reported	(f)	83,030	74,368	77,978
OREO impairment		(738)	—	(988)
Impairment of assets		—	(126)	—
COVID-19 expense		(1,451)	(262)	—
Acquisition expense		(15,644)	(1,008)	(6,069)
Adjusted Noninterest Expense	(g)	65,197	72,972	70,921
Income Tax Expense - Reported	(h)	8,903	10,836	13,389
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$49,076	$43,354	$52,928
Average shares for basic EPS	(j)	43,041,660	43,011,496	43,331,988
Average shares for diluted EPS	(k)	43,177,986	43,020,055	43,331,988
Reported Basic EPS	(a - c + d - f - h) / (j)	$0.90	$1.03	$1.15
Reported Diluted EPS	(a - c + d - f - h) / (k)	$0.90	$1.03	$1.15
Adjusted Basic EPS	(i) / (j)	$1.14	$1.01	$1.22
Adjusted Diluted EPS	(i) / (k)	$1.14	$1.01	$1.22
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$3,175	$3,176	$3,235
Reported Efficiency Ratio	(f - l) / (a + d)	51.94%	51.68%	51.25%
Adjusted Efficiency Ratio	(g - l) / (b + e)	41.71%	51.17%	47.39%
PROFITABILITY [(2)]				
Total Average Assets	(m)	$16,485,556	$14,965,628	$14,397,852
Total Average Stockholders Common Equity	(n)	$2,418,038	$2,369,225	$2,241,512
Total Average Tangible Common Equity [(3)]	(o)	$1,328,568	$1,276,545	$1,138,340
Reported Return on Average Assets	(a - c + d - f - h) / (m)	0.94%	1.19%	1.39%
Reported Return on Average Common Equity	(a - c + d - f - h) / (n)	6.44%	7.50%	8.90%
Reported Return on Average Common Tangible	(a - c + d - f - h) / (o)	11.71%	13.92%	17.52%
Adjusted Return on Average Assets	(i) / (m)	1.20%	1.17%	1.47%
Adjusted Return on Average Common Equity	(i) / (n)	8.16%	7.36%	9.47%
Adjusted Return on Tangible Common Equity	(i) / (o)	14.86%	13.66%	18.65%

(1) Assumes an adjusted effective tax rate of 18.7%, 21.3% and 21.2%, for the quarters ended June 30, 2020, March 31, 2020 and June 30, 2019, respectively.
(2) Annualized.
(3) Excludes average balance of goodwill and net other intangible assets.

23

APPENDIX
Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited)

Reconciliation of Adjusted Net Income, EPS, Efficiency Ratio and Profitability Ratios – Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2019	2018	2017	2016	2015
Net Interest Income - Reported	(a)	$504,757	$326,252	$265,478	$183,806	$154,098
Unexpected income recognized on credit impaired acquired loans		(5,120)	(3,711)	(4,063)	(1,765)	(1,272)
Adjusted Net Interest Income	(b)	499,637	322,541	261,415	182,041	152,826
Provision Expense - Reported	(c)	14,805	9,860	8,265	9,440	9,231
Noninterest Income - Reported	(d)	78,176	42,224	41,287	19,555	16,128
Gain on sale of loans		(6,779)	—	(351)	—	(116)
(Gain) loss on sale of branch		(1,549)	—	(2,917)	43	—
Gain on sale of trust business		(1,319)	—	—	—	—
Gain on sale of other real estate		(875)	(269)	(850)	(62)	(290)
(Gain) loss on sale of securities available for sale		(275)	581	(124)	(4)	(134)
Loss (gain) on sale and disposal of premises and equipment		585	(123)	21	(32)	358
Recoveries on loans charged off prior to acquisition		(2,101)	(962)	(1,182)	—	—
Adjusted Noninterest Income	(e)	65,863	41,451	35,884	19,500	15,946
Noninterest Expense - Reported	(f)	321,864	198,619	176,813	113,790	103,198
Separation expense		(3,421)	—	—	(2,575)	—
OREO impairment		(1,801)	(85)	(1,412)	(106)	(35)
IPO related stock grants		—	(136)	(508)	(543)	(624)
Impairment of assets		(1,173)	—	—	—	—
Acquisition expense		(42,744)	(8,958)	(17,259)	(3,121)	(3,954)
Adjusted Noninterest Expense	(g)	272,725	189,440	157,634	107,445	98,585
Income Tax Expense - Reported	(h)	53,528	31,738	45,175	26,591	19,011
Adjusted Net Income [1]	(b) - (c) + (e) - (g) = (i)	$219,582	$132,183	$88,878	$56,563	$41,056
Average shares for basic EPS	(j)	43,245,418	29,599,119	25,636,292	18,501,663	17,321,513
Average shares for diluted EPS	(k)	43,245,418	29,599,119	25,742,362	18,588,309	17,406,108
Reported Basic EPS	(a - c + d - f - h) / (j)	$4.46	$4.33	$2.98	$2.89	$2.23
Reported Diluted EPS	(a - c + d - f - h) / (k)	$4.46	$4.33	$2.97	$2.88	$2.21
Adjusted Basic EPS	(i) / (j)	$5.08	$4.47	$3.47	$3.06	$2.37
Adjusted Diluted EPS	(i) / (k)	$5.08	$4.47	$3.45	$3.04	$2.36
EFFICIENCY RATIO						
Amortization of other intangible assets	(l)	$12,880	$5,739	$4,639	$1,964	$1,555
Reported Efficiency Ratio	(f - l) / (a + d)	53.01%	52.35%	56.13%	54.99%	59.71%
Adjusted Efficiency Ratio	(g - l) / (b + e)	45.95%	50.47%	51.46%	52.34%	57.49%
PROFITABILITY						
Total Average Assets	(m)	$14,555,315	$9,478,934	$7,966,421	$5,469,542	$4,395,552
Total Average Stockholders Common Equity	(n)	$2,267,103	$1,476,688	$1,139,573	$635,864	$540,489
Total Average Tangible Common Equity [2]	(o)	$1,164,915	$751,911	$568,071	$362,287	$294,133
Reported Return on Average Assets	(a - c + d - f - h) / (m)	1.32%	1.35%	0.96%	0.98%	0.88%
Reported Return on Average Common Equity [3]	(a - c + d - f - h) / (n)	8.50%	8.69%	6.71%	8.42%	7.13%
Reported Return on Average Common Tangible [3]	(a - c + d - f - h) / (o)	16.55%	17.06%	13.47%	14.78%	13.10%
Adjusted Return on Average Assets	(i) / (m)	1.51%	1.39%	1.12%	1.03%	0.93%
Adjusted Return on Average Common Equity [3]	(i) / (n)	9.69%	8.95%	7.80%	8.90%	7.60%
Adjusted Return on Tangible Common Equity [3]	(i) / (o)	18.85%	17.58%	15.65%	15.61%	13.96%

(1) Assumes an adjusted effective tax rate of 21.0%, 19.7%, 32.4%, 33.2%, and 32.6% for the years ended December 31, 2019, 2018, 2017, 2016, and 2015, respectively.
(2) Excludes average balance of goodwill and net other intangible assets and preferred stock.
(3) 2015 net income adjusted to exclude 2015 YTD preferred stock dividend of $240.

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APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Quarterly Periods ($ in thousands, except per share information) June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 June 30, 2019 Tangible Common Equity Total common stockholders equity $2,424,960 $2,386,285 $2,339,773 $2,298,932 $2,249,342 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,097) Other intangible assets, net (94,390) (97,565) (100,741) (106,855) (110,090) Tangible Common Equity $1,336,549 $1,294,699 $1,245,011 $1,198,056 $1,145,155 Tangible Assets Total Assets $16,986,025 $15,573,868 $14,958,207 $14,959,127 $14,708,922 Adjustments: Goodwill (994,021) (994,021) (994,021) (994,021) (994,097) Other intangible assets, net (94,390) (97,565) (100,741) (106,855) (110,090) Tangible Assets $15,897,614 $14,482,282 $13,863,445 $13,858,251 $13,604,735 Common shares outstanding 43,041,119 43,041,776 42,950,228 42,952,642 42,953,818 Tangible Common Equity To Tangible Assets 8.41% 8.94% 8.98% 8.65% 8.42% Book value per common share $56.34 $55.44 $54.48 $53.52 $52.37 Tangible book value per common share $31.05 $30.08 $28.99 $27.89 $26.66 25

APPENDIX Supplemental Information – Reconciliation of Non-GAAP Financial Measures (Unaudited) Reconciliation of Tangible Common Equity to Tangible Assets and Tangible Book Value Per Common Share – Annual Periods ($ in thousands, except per share information) December 31, 2019 December 31, 2018 December 31, 2017 December 31, 2016 December 31, 2015 Tangible Common Equity Total common stockholders equity $2,339,773 $1,606,433 $1,336,018 $672,365 $603,371 Adjustments: Goodwill (994,021) (721,797) (621,458) (258,319) (258,643) Other intangible assets, net (100,741) (45,042) (43,244) (14,177) (16,357) Tangible Common Equity $1,245,011 $839,594 $671,316 $399,869 $328,371 Tangible Assets Total Assets $14,958,207 $9,849,965 $8,684,463 $5,852,801 $5,055,000 Adjustments: Goodwill (994,021) (721,797) (621,458) (258,319) (258,643) Other intangible assets, net (100,741) (45,042) (43,244) (14,177) (16,357) Tangible Assets $13,863,445 $9,083,126 $8,019,761 $5,580,305 $4,780,000 Common shares outstanding 42,950,228 30,600,582 28,254,893 18,870,312 18,399,194 Tangible Common Equity To Tangible Assets 8.98% 9.24% 8.37% 7.17% 6.87% Book value per common share $54.48 $52.50 $47.28 $35.63 $32.79 Tangible book value per common share $28.99 $27.44 $23.76 $21.19 $17.85 26